PERSONAL SERVICES CONSULTING AGREEMENT

PSCA.2012.011.MYA

01 June 2012

Modification 001

01 June 2013

This Personal Services Consulting Agreement is modified effective 01 June 2013 to 1) extend the period of performance; and 2) increase the maximum obligation.

3.	PERIOD OF PERFORMANCE

01 June 2012 through 31 May 2014

4.	COSTS, FUNDING, AND MAXIMUM OBLIGATION
c.	Maximum Obligation

The Buyer’s maximum obligation for payment during the term of this Agreement shall not exceed $177,184.00 inclusive of any authorized costs incurred by the Consultant. It is understood that there is no guarantee of any minimum obligation under this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this modification on the date shown below:

Sigma Labs, Inc.		Monica Yaple

By	/s/ Mark J. Cola	By	/s/ Monica Yaple
Name	Mark J. Cola	Name	Monica Yaple
Title	President	Title	CPA
Date	7-11-2013	Date	7-15-2013
Voice	(505) 438-2576	Voice	505-350-2607
Email	cola@b6sigma.com	Email
Tax ID

PERSONAL SERVICES CONSULTING AGREEMENT

PSCA.2012.011.MYA

01 June 2012

TASK ORDER 0001

01 June 2012

Modification 001

01 June 2013

This Task Order is modified effective 01 June 2013 to 1) modify the statement of work; 2) extend the period of performance; 3) increase the task order funding.

A.1	STATEMENT OF WORK

Delete “B6 Sigma liaison with DCAA”.

A.2	PERIOD OF PERFORMANCE

01 June 2012 through 31 May 2014

A.4	TASK ORDER FUNDING

MODIFICATION 001			TOTAL TO0001 FUNDING
Labor	62,400.00	(832 hours)	Labor	152,400.00	(2032 hours)
NMGRT	5,109.00	(on labor)	NMGRT	11,409.00	(on labor)
Travel	1,000.00	(POV mileage)	Travel	13,375.00	(POV mileage)
TOTAL	$68,509.00		TOTAL	$177,184.00

IN WITNESS WHEREOF, the parties hereto have executed this modification on the date shown below:

Sigma Labs, Inc.		Monica Yaple

By	/s/ Mark J. Cola	By	/s/ Monica Yaple
Name	Mark J. Cola	Name	Monica Yaple
Title	President	Title	CPA
Date	7-11-2013	Date	7-15-2013
Voice	(505) 438-2576	Voice	505-350-2607
Email	cola@b6sigma.com	Email
Tax ID